Shore Bancshares, Inc.

28969 Information Lane

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Third Quarter and Nine-Month Results

Easton, Maryland (10/28/2013) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported a net loss of $11.4 million or $(1.35) per diluted common share for the third quarter of 2013, compared to net income of $361 thousand or $0.04 per diluted common share for the second quarter of 2013, and a net loss of $1.8 million or $(0.22) per diluted common share for the third quarter of 2012. The Company reported a net loss of $10.8 million or $(1.28) per diluted common share for the first nine months of 2013, compared to a net loss of $4.6 million or $(0.54) per diluted common share for the first nine months of 2012.

The losses for the three and nine months ended September 30, 2013 were due to pretax losses of $19.8 million recognized in connection with the execution of agreements by the Company’s wholly owned subsidiary, The Talbot Bank of Easton (the “Bank”) to sell loans and other real estate owned (the “Asset Sale”). On October 28, 2013, the Bank entered into agreements to sell assets with an aggregate book value of $45.0 million for a price of $25.2 million. The assets consisted of $11.1 million of nonaccrual loans, $30.4 million of accruing troubled debt restructurings (“TDRs”), $1.8 million of adversely classified performing loans and $1.7 million of other real estate owned. As a result, as of September 30, 2013, the $43.3 million of loans subject to the Asset Sale were transferred to loans held for sale and written down $19.6 million to reflect the value to be realized upon sale. Other real estate owned associated with the Asset Sale was written down $182 thousand. The Asset Sale is currently expected to be consummated in the fourth quarter of 2013, subject to certain closing conditions.

“In order to accelerate the disposition of our nonperforming assets and decrease our overall risk profile, we have made the difficult but prudent decision to sell approximately 50% of problem loans in our portfolio,” said Lloyd L. “Scott” Beatty, Jr., president and chief executive officer. “Disposing these loans will provide us with the opportunity to focus more on growing healthy new business, improving and sustaining earnings, and positioning the Company for future success. We were able to pursue this strategy because of our strong capital position and we continue to maintain solid underlying capital ratios. We believe that the economy in our region has shown some improvement as real estate pricing stabilizes. We hope to continue to work out of the remaining problem loans, many of which are troubled debt restructurings which are performing.”

Balance Sheet Review

Total assets were $1.051 billion at September 30, 2013, a $134.4 million, or 11.3%, decrease when compared to the $1.186 billion at the end of 2012. The decline in total assets was primarily due to a decrease in interest-bearing deposits with other banks ($85.7 million), loans ($66.5 million) and investment securities ($9.9 million). Loans held for sale associated with the pending Asset Sale were $23.6 million at the end of September 2013. Total deposits decreased $118.9 million, or 11.3%, to $930.4 million mainly due to a decline in money market deposit accounts associated with the Company’s participation in the Promontory Insured Network Deposits Program (“IND Program”). In December 2012, the Company decided to partially exit the IND Program as a way to decrease its excess liquidity and, in June 2013, the Company fully exited the IND Program. Total stockholders’ equity declined $12.0 million, or 10.5%, from the end of 2012. For the first nine months of 2013, the ratio of average equity to average assets was 10.49% and the ratio of average tangible equity to average tangible assets was 9.14%.

Review of Quarterly Financial Results

Net interest income was $8.8 million for the third quarter of 2013, compared to $9.0 million for the second quarter of 2013 and $8.7 million for the third quarter of 2012. The decrease in net interest income when compared to the second quarter of 2013 was due to a greater decline in interest income than the decline in interest expense. The decrease in interest income was partially the result of a $308 thousand nonrecurring adjustment to loan income related to a TDR in the second quarter of 2013. The decrease in interest expense was mainly the result of lower balances of and rates paid on money market and savings deposits due to exiting the remainder of the IND Program and terminating the interest rate caps associated with these deposits in June of 2013. The slightly higher net interest income for the third quarter of 2013 when compared to the third quarter of 2012 was due to a greater decline in interest expense than the decline in interest income. The decrease in interest expense was mainly due to exiting the IND Program and terminating the interest rate caps associated with the IND Program. The Company’s net interest margin was 3.54% for the third quarter of 2013, 3.60% for the second quarter of 2013 and 3.15% for the third quarter of 2012.

The provision for credit losses was $2.9 million for the three months ended September 30, 2013. The comparable amounts were $2.7 million and $6.2 million for the three months ended June 30, 2013 and September 30, 2012, respectively. The higher level of provision for credit losses when comparing the third quarter of 2013 to the second quarter of 2013 was primarily due to increases in loan charge-offs while the lower level when comparing to the third quarter of 2012 was mainly due to declines in nonaccrual loans. Net charge-offs were $7.3 million for the third quarter of 2013, $2.7 million for the second quarter of 2013 and $6.2 million for the third quarter of 2012. The charge offs in all three quarters were mainly real estate related loans. Net charge-offs for the third quarter of 2013 included $2.4 million associated with loans in the Asset Sale. The ratio of quarter-to-date annualized net charge-offs to average loans was 3.74% for the third quarter of 2013, 1.38% for the second quarter of 2013 and 3.07% for the third quarter of 2012. The ratio of the allowance for credit losses to period-end loans was 1.57% at September 30, 2013, compared to 2.01% at June 30, 2013 and 1.60% at September 30, 2012.

At September 30, 2013, nonperforming assets excluding nonaccrual loans held for sale were $23.3 million, a decrease of $17.9 million, or 43.5%, when compared to June 30, 2013 and a decrease of $29.2 million, or 55.7%, when compared to September 30, 2012. Similarly, accruing TDRs excluding TDRs held for sale were $29.4 million at September 30, 2013, a decrease of $20.8 million, or 41.4%, when compared to June 30, 2013 and $21.3 million, or 42.0%, when compared to September 30, 2012. Partially offsetting the decline in accruing TDRs was the addition of a $9.6 million credit from one loan relationship. At September 30, 2013, the ratio of nonaccrual loans excluding nonaccrual loans held for sale to total assets was 1.66%, improving from 3.30% and 3.35% at June 30, 2013 and September 30, 2012, respectively. Likewise, the ratio of accruing TDRs excluding TDRs held for sale to total assets at September 30, 2013 was 2.80%, decreasing from 4.77% at June 30, 2013 and 4.31% at September 30, 2012. The positive trend in nonperforming assets and TDRs, as well as the corresponding asset quality ratios, was due primarily to the impact of the Asset Sale. See pages 4 and 9 of this release for additional detail.

Total noninterest income for the third quarter of 2013 decreased $19.0 million when compared to both the second quarter of 2013 and third quarter of 2012 mainly due to the $19.8 million write-downs of loans held for sale and other real estate owned to the value to be realized upon sale in connection with the Asset Sale. Included in noninterest income for the second quarter of 2013 was a $1.3 million loss incurred to recognize the remaining ineffective portion of the previously mentioned interest rate caps related to the IND Program which was substantially offset by $913 thousand in gains on sales of investment securities. These transactions in the prior quarter, along with a $297 thousand nonrecurring adjustment included in other noninterest income from an insurance investment, slightly offset the decline in noninterest income when compared to the second quarter of 2013. Slightly offsetting the decline in noninterest income when compared to the third quarter of 2012 were fewer losses on sales of other real estate owned ($524 thousand), the income from the insurance investment, and higher insurance agency commissions ($297 thousand).

Total noninterest expense remained fairly flat for the third quarter of 2013 when compared to both the second quarter of 2013 and the third quarter of 2012, increasing less than 1.0% for each comparative period.

Review of Nine-Month Financial Results

Net interest income for the first nine months of 2013 was $26.3 million, a decrease of $652 thousand, or 2.4%, when compared to the first nine months of 2012. The decrease was mainly due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The decrease was partially offset by lower rates paid on and a decline in average balances of money market and savings deposits, and time deposits. However, the net interest margin improved to 3.48% for the first nine months of 2013 when compared to 3.31% for the first nine months of 2012.

The provisions for credit losses for the nine months ended September 30, 2013 and 2012 were $7.7 million and $18.1 million, respectively, while net charge-offs were $12.4 million and $19.4 million, respectively. The ratio of year-to- date annualized net charge-offs to average loans was 2.12% for the first nine months of 2013 and 3.17% for the first nine months of 2012.

Total noninterest income for the nine months ended September 30, 2013 decreased $19.7 million when compared to the same period in 2012. As with the quarterly results, this decline was mainly due to the $19.8 million write-down of assets associated with the Asset Sale. Also included in total noninterest income for the first nine months of 2013 was the $1.3 million loss incurred to terminate the interest rate caps associated with the IND Program. Slightly offsetting the asset write-down and the loss on the termination of the interest rate caps were higher insurance agency commissions ($648 thousand), larger gains on sales of investment securities ($635 thousand), and the income from the insurance investment ($297 thousand).

Similar to the quarterly results, total noninterest expense for the first nine months of 2013 remained somewhat flat, increasing $166 thousand, or less than 1.0%, when compared to the same period in 2012.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name “Wye Financial & Trust”. Additional information is available at www.shbi.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact: George Rapp, Chief Financial Officer, 410-763-7800

Shore Bancshares, Inc.	Page 4 of 13
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2013	2012	Change		2013	2012	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$8,828	$8,730	1.1%		$26,306	$26,958	(2.4)%
Provision for credit losses	2,850	6,200	(54.0)		7,700	18,095	(57.4)
Noninterest income	(15,000)	4,001	(474.9)		(6,548)	13,152	(149.8)
Noninterest expense	9,786	9,709	0.8		30,036	29,870	0.6
Loss before income tax benefit	(18,808)	(3,178)	(491.8)		(17,978)	(7,855)	(128.9)
Income tax benefit	(7,416)	(1,357)	(446.5)		(7,169)	(3,291)	(117.8)
Net loss	$(11,392)	$(1,821)	(525.6)		$(10,809)	$(4,564)	(136.8)

Return on average assets	(4.24)%	(0.61)%	(363	)bp	(1.33)%	(0.52)%	(81	)bp
Return on average equity	(39.68)	(6.07)	(3,361)		(12.66)	(5.08)	(758)
Return on average tangible equity (1)	(46.03)	(6.82)	(3,921)		(14.57)	(5.65)	(892)
Net interest margin	3.54	3.15	39		3.48	3.31	17
Efficiency ratio - GAAP	(159.17)	76.03	(23,520)		151.42	74.23	7,719
Efficiency ratio - Non-GAAP (1)	71.18	76.95	(577)		75.20	74.35	85

PER SHARE DATA
Basic net loss per common share	$(1.35)	$(0.22)	(513.6)%		$(1.28)	$(0.54)	(137.0)%
Diluted net loss per common share	(1.35)	(0.22)	(513.6)		(1.28)	(0.54)	(137.0)
Dividends paid per common share	-	-	-		-	0.01	(100.0)
Book value per common share at period end	12.06	13.97	(13.7)
Tangible book value per common share at period end (1)	10.16	12.04	(15.6)
Market value at period end	8.80	6.02	46.2
Market range:
High	9.06	6.33	43.1		9.06	7.45	21.6
Low	7.06	4.98	41.8		5.20	4.91	5.9

AVERAGE BALANCE SHEET DATA
Loans	$772,008	$808,244	(4.5)%		$780,359	$819,088	(4.7)%
Securities	124,020	137,871	(10.0)		137,240	135,411	1.4
Earning assets	993,068	1,108,256	(10.4)		1,014,243	1,094,247	(7.3)
Assets	1,064,919	1,184,146	(10.1)		1,088,150	1,169,158	(6.9)
Deposits	932,867	1,040,693	(10.4)		954,390	1,024,390	(6.8)
Stockholders' equity	113,904	119,321	(4.5)		114,120	119,916	(4.8)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$7,272	$6,235	16.6%		$12,390	$19,428	(36.2)%

Nonaccrual loans excluding nonaccrual loans held for sale	$17,501	$39,442	(55.6)
Loans 90 days past due and still accruing	9	4,675	(99.8)
Other real estate owned	5,776	8,418	(31.4)
Total nonperforming assets excluding nonaccrual loans held for sale	23,286	52,535	(55.7)
Nonaccrual loans held for sale	7,265	-	-
Total nonperforming assets including nonaccrual loans held for sale	$30,551	$52,535	(41.8)

Accruing troubled debt restructurings (TDRs) excluding TDRs held for sale	$29,439	$50,785	(42.0)
Accruing TDRs held for sale	14,842	-	-
Total accruing TDRs including TDRs held for sale	$44,281	$50,785	(12.8)

Total nonperforming assets and accruing TDRs excluding nonaccrual
loans and TDRs held for sale	$52,725	$103,320	(49.0)
Nonaccrual loans and TDRs held for sale	22,107	-	-
Total nonperforming assets and accruing TDRs including nonaccrual
loans and TDRs held for sale	$74,832	$103,320	(27.6)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.	Page 5 of 13
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2013	2012	Change		2013	2012	Change
CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.70%	10.08%	62	bp	10.49%	10.26%	23	bp
Average tangible equity to average tangible assets (1)	9.33	8.81	52		9.14	8.97	17

Annualized net charge-offs to average loans	3.74	3.07	67		2.12	3.17	(105)

Allowance for credit losses as a percent of:
Period-end loans	1.57	1.60	(3)
Nonaccrual loans excluding nonaccrual loans held for sale	64.57	32.85	3,172
Nonaccrual loans including nonaccrual loans held for sale	45.63	32.85	1,278
Nonperforming assets excluding nonaccrual loans held for sale	48.53	24.66	2,387
Nonperforming assets including nonaccrual loans held for sale	36.99	24.66	1,233
Accruing TDRs excluding TDRs held for sale	38.39	25.51	1,288
Accruing TDRs including TDRs held for sale	25.52	25.51	1
Nonperforming assets and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	21.43	12.54	889
Nonperforming assets and accruing TDRs including nonaccrual loans and
TDRs held for sale	15.10	12.54	256

As a percent of total loans:
Nonaccrual loans excluding nonaccrual loans held for sale	2.44	4.88	(244)
Accruing TDRs excluding TDRs held for sale	4.10	6.29	(219)
Nonaccrual loans and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	6.53	11.17	(464)

As a percent of total loans+other real estate owned:
Nonperforming assets excluding nonaccrual loans held for sale	3.21	6.43	(322)
Nonperforming assets and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	7.28	12.65	(537)

As a percent of total assets:
Nonaccrual loans excluding nonaccrual loans held for sale	1.66	3.35	(169)
Nonaccrual loans including nonaccrual loans held for sale	2.36	3.35	(99)
Nonperforming assets excluding nonaccrual loans held for sale	2.21	4.46	(225)
Nonperforming assets including nonaccrual loans held for sale	2.91	4.46	(155)
Accruing TDRs excluding TDRs held for sale	2.80	4.31	(151)
Accruing TDRs including TDRs held for sale	4.21	4.31	(10)
Nonperforming assets and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	5.01	8.77	(376)
Nonperforming assets and accruing TDRs including nonaccrual loans and
TDRs held for sale	7.12	8.77	(165)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.	Page 6 of 13
Consolidated Balance Sheets
(In thousands, except per share data)

				September 30, 2013	September 30, 2013
	September 30,	December 31,	September 30,	compared to	compared to
	2013	2012	2012	December 31, 2012	September 30, 2012
ASSETS
Cash and due from banks	$26,133	$26,579	$22,005	(1.7)%	18.8%
Interest-bearing deposits with other banks	79,165	164,864	138,422	(52.0)	(42.8)
Federal funds sold	1,624	8,750	23,021	(81.4)	(92.9)
Investments available for sale (at fair value)	135,862	145,508	126,372	(6.6)	7.5
Investments held to maturity	2,357	2,657	4,075	(11.3)	(42.2)

Loans held for sale	23,635	-	-	-	-

Loans	718,627	785,082	808,030	(8.5)	(11.1)
Less: allowance for credit losses	(11,301)	(15,991)	(12,955)	(29.3)	(12.8)
Loans, net	707,326	769,091	795,075	(8.0)	(11.0)

Premises and equipment, net	15,175	15,593	15,537	(2.7)	(2.3)
Goodwill	12,454	12,454	12,454	-	-
Other intangible assets, net	3,594	3,816	3,890	(5.8)	(7.6)
Other real estate owned, net	5,776	7,659	8,418	(24.6)	(31.4)
Other assets	38,283	28,836	29,364	32.8	30.4

Total assets	$1,051,384	$1,185,807	$1,178,633	(11.3)	(10.8)

LIABILITIES
Noninterest-bearing deposits	$166,225	$153,992	$156,579	7.9	6.2
Interest-bearing deposits	764,188	895,281	881,935	(14.6)	(13.4)
Total deposits	930,413	1,049,273	1,038,514	(11.3)	(10.4)

Short-term borrowings	11,468	13,761	13,079	(16.7)	(12.3)
Accrued expenses and other liabilities	7,502	8,747	8,422	(14.2)	(10.9)
Long-term debt	-	-	455	-	(100.0)
Total liabilities	949,383	1,071,781	1,060,470	(11.4)	(10.5)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	85	85	85	-	-
Additional paid in capital	32,187	32,155	32,120	0.1	0.2
Retained earnings	70,269	81,078	86,152	(13.3)	(18.4)
Accumulated other comprehensive (loss) income	(540)	708	(194)	(176.3)	(178.4)
Total stockholders' equity	102,001	114,026	118,163	(10.5)	(13.7)

Total liabilities and stockholders' equity	$1,051,384	$1,185,807	$1,178,633	(11.3)	(10.8)

Period-end common shares outstanding	8,461	8,457	8,457	-	-
Book value per common share	$12.06	$13.48	$13.97	(10.5)	(13.7)

Shore Bancshares, Inc.	Page 7 of 13
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2013	2012	% Change	2013	2012	% Change
INTEREST INCOME
Interest and fees on loans	$9,767	$10,604	(7.9)%	$29,816	$32,505	(8.3)%
Interest and dividends on investment securities:
Taxable	357	685	(47.9)	1,568	2,149	(27.0)
Tax-exempt	5	22	(77.3)	14	92	(84.8)
Interest on federal funds sold	-	3	(100.0)	3	7	(57.1)
Interest on deposits with other banks	53	79	(32.9)	143	188	(23.9)
Total interest income	10,182	11,393	(10.6)	31,544	34,941	(9.7)

INTEREST EXPENSE
Interest on deposits	1,348	2,647	(49.1)	5,218	7,931	(34.2)
Interest on short-term borrowings	6	10	(40.0)	20	36	(44.4)
Interest on long-term debt	-	6	(100.0)	-	16	(100.0)
Total interest expense	1,354	2,663	(49.2)	5,238	7,983	(34.4)

NET INTEREST INCOME	8,828	8,730	1.1	26,306	26,958	(2.4)
Provision for credit losses	2,850	6,200	(54.0)	7,700	18,095	(57.4)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	5,978	2,530	136.3	18,606	8,863	109.9

NONINTEREST INCOME
Service charges on deposit accounts	600	628	(4.5)	1,772	1,898	(6.6)
Trust and investment fee income	401	410	(2.2)	1,184	1,279	(7.4)
Investment securities gains	-	278	(100.0)	913	278	228.4
Insurance agency commissions	2,724	2,427	12.2	8,170	7,522	8.6
Loss on termination of cash flow hedge	-	-	-	(1,306)	-	-
Loss on asset sale	(19,792)	-	-	(19,792)	-	-
Other noninterest income	1,067	258	313.6	2,511	2,175	15.4
Total noninterest income	(15,000)	4,001	(474.9)	(6,548)	13,152	(149.8)

NONINTEREST EXPENSE
Salaries and wages	4,420	4,386	0.8	13,010	13,178	(1.3)
Employee benefits	971	945	2.8	3,111	3,071	1.3
Occupancy expense	566	625	(9.4)	1,775	1,950	(9.0)
Furniture and equipment expense	275	265	3.8	768	728	5.5
Data processing	718	703	2.1	2,127	2,063	3.1
Directors' fees	86	131	(34.4)	262	367	(28.6)
Amortization of intangible assets	74	96	(22.9)	222	318	(30.2)
Insurance agency commissions expense	409	275	48.7	1,328	1,004	32.3
FDIC insurance premium expense	467	376	24.2	1,200	993	20.8
Write-downs of other real estate owned	37	224	(83.5)	765	1,077	(29.0)
Other noninterest expenses	1,763	1,683	4.8	5,468	5,121	6.8
Total noninterest expense	9,786	9,709	0.8	30,036	29,870	0.6

Loss before income tax benefit	(18,808)	(3,178)	(491.8)	(17,978)	(7,855)	(128.9)
Income tax benefit	(7,416)	(1,357)	(446.5)	(7,169)	(3,291)	(117.8)

NET LOSS	$(11,392)	$(1,821)	(525.6)	$(10,809)	$(4,564)	(136.8)

Weighted average shares outstanding - basic	8,461	8,457	-	8,460	8,457	-
Weighted average shares outstanding - diluted	8,472	8,457	0.2	8,463	8,457	0.1

Basic net loss per common share	$(1.35)	$(0.22)	(513.6)	$(1.28)	$(0.54)	(137.0)
Diluted net loss per common share	(1.35)	(0.22)	(513.6)	(1.28)	(0.54)	(137.0)
Dividends paid per common share	-	-	-	-	0.01	(100.0)

Shore Bancshares, Inc.	Page 8 of 13
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2013		2012		2013		2012
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$772,008	5.03%	$808,244	5.23%	$780,359	5.12%	$819,088	5.31%
Investment securities
Taxable	123,499	1.15	135,257	2.01	136,680	1.53	131,863	2.18
Tax-exempt	521	5.27	2,614	5.07	560	4.97	3,548	5.27
Federal funds sold	1,618	0.07	11,971	0.11	4,241	0.10	10,992	0.09
Interest-bearing deposits	95,422	0.22	150,170	0.21	92,403	0.21	128,756	0.19
Total earning assets	993,068	4.08%	1,108,256	4.10%	1,014,243	4.17%	1,094,247	4.28%
Cash and due from banks	22,088		20,158		23,177		19,920
Other assets	65,001		69,921		67,036		69,514
Allowance for credit losses	(15,238)		(14,189)		(16,306)		(14,523)
Total assets	$1,064,919		$1,184,146		$1,088,150		$1,169,158

Interest-bearing liabilities
Demand deposits	$172,143	0.16%	$167,423	0.18%	$169,476	0.16%	$157,835	0.18%
Money market and savings deposits (1)	207,162	0.12	279,003	1.19	225,351	0.61	278,297	1.16
Certificates of deposit $100,000 or more	198,495	1.23	238,624	1.46	206,076	1.31	240,595	1.46
Other time deposits	192,878	1.24	207,547	1.66	197,201	1.34	204,789	1.74
Interest-bearing deposits	770,678	0.69	892,597	1.18	798,104	0.87	881,516	1.20
Short-term borrowings	10,695	0.23	14,909	0.27	11,140	0.25	15,448	0.31
Long-term debt	-	-	455	4.58	-	-	455	4.61
Total interest-bearing liabilities	781,373	0.69%	907,961	1.17%	809,244	0.87%	897,419	1.19%
Noninterest-bearing deposits	162,189		148,096		156,286		142,874
Accrued expenses and other liabilities	7,453		8,768		8,500		8,949
Stockholders' equity	113,904		119,321		114,120		119,916
Total liabilities and stockholders' equity	$1,064,919		$1,184,146		$1,088,150		$1,169,158

Net interest spread		3.39%		2.93%		3.30%		3.09%
Net interest margin		3.54%		3.15%		3.48%		3.31%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $0 and $524 thousand for the third quarter of 2013 and 2012, respectively, and $695 thousand and $1.5 million for the first nine months of 2013 and 2012, respectively. The interest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.	Page 9 of 13
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter	2nd quarter	1st quarter	4th quarter	3rd quarter	3Q 13		3Q 13
	2013	2013	2013	2012	2012	compared to		compared to
	(3Q 13)	(2Q 13)	(1Q 13)	(4Q 12)	(3Q 12)	2Q 13		3Q 12
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$8,852	$9,028	$8,504	$8,413	$8,769	(1.9)%		0.9%
Less: Taxable-equivalent adjustment	24	27	27	32	39	(11.1)		(38.5)
Net interest income	8,828	9,001	8,477	8,381	8,730	(1.9)		1.1
Provision for credit losses	2,850	2,700	2,150	9,650	6,200	5.6		(54.0)
Noninterest income	(15,000)	3,962	4,490	2,606	4,001	(478.6)		(474.9)
Noninterest expense	9,786	9,759	10,491	9,685	9,709	0.3		0.8
(Loss) income before income taxes	(18,808)	504	326	(8,348)	(3,178)	(3,831.7)		(491.8)
Income tax (benefit) expense	(7,416)	143	104	(3,274)	(1,357)	(5,286.0)		(446.5)
Net (loss) income	$(11,392)	$361	$222	$(5,074)	$(1,821)	(3,255.7)		(525.6)

Return on average assets	(4.24)%	0.13%	0.08%	(1.71)%	(0.61)%	(437	)bp	(363	)bp
Return on average equity	(39.68)	1.27	0.79	(17.15)	(6.07)	(4,095)		(3,361)
Return on average tangible equity (1)	(46.03)	1.66	1.11	(19.73)	(6.82)	(4,769)		(3,921)
Net interest margin	3.54	3.60	3.30	3.02	3.15	(6)		39
Efficiency ratio - GAAP	(159.17)	75.13	80.74	87.89	76.03	(23,430)		(23,520)
Efficiency ratio - Non-GAAP (1)	71.18	74.45	80.17	77.77	76.95	(327)		(577)

PER SHARE DATA
Basic net (loss) income per common share	$(1.35)	$0.04	$0.03	$(0.60)	$(0.22)	(3,475.0)%		(513.6)%
Diluted net (loss) income per common share	(1.35)	0.04	0.03	(0.60)	(0.22)	(3,475.0)		(513.6)
Dividends paid per common share	-	-	-	-	-	-		-
Book value per common share at period end	12.06	13.43	13.51	13.48	13.97	(10.2)		(13.7)
Tangible book value per common share at period end (1)	10.16	11.52	11.60	11.56	12.04	(11.8)		(15.6)
Market value at period end	8.80	7.36	6.79	5.39	6.02	19.6		46.2
Market range:
High	9.06	7.75	6.91	6.98	6.33	16.9		43.1
Low	7.06	5.97	5.20	4.65	4.98	18.3		41.8

AVERAGE BALANCE SHEET DATA
Loans	$772,008	$785,442	$783,757	$799,512	$808,244	(1.7)%		(4.5)%
Securities	124,020	141,193	146,756	144,459	137,871	(12.2)		(10.0)
Earning assets	993,068	1,005,474	1,044,755	1,108,585	1,108,256	(1.2)		(10.4)
Assets	1,064,919	1,077,852	1,122,310	1,183,135	1,184,146	(1.2)		(10.1)
Deposits	932,867	943,577	987,325	1,042,842	1,040,693	(1.1)		(10.4)
Stockholders' equity	113,904	114,208	114,250	117,700	119,321	(0.3)		(4.5)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$7,272	$2,712	$2,406	$6,614	$6,235	168.1%		16.6%

Nonaccrual loans excluding nonaccrual loans held for sale	$17,501	$34,818	$31,813	$36,474	$39,442	(49.7)		(55.6)
Loans 90 days past due and still accruing	9	3	22	460	4,675	200.0		(99.8)
Other real estate owned	5,776	6,408	8,366	7,659	8,418	(9.9)		(31.4)
Total nonperforming assets excluding nonaccrual loans held for sale	23,286	41,229	40,201	44,593	52,535	(43.5)		(55.7)
Nonaccrual loans held for sale	7,265	-	-	-	-	-		-
Total nonperforming assets including nonaccrual loans held for sale	$30,551	$41,229	$40,201	$44,593	$52,535	(25.9)		(41.8)

Accruing troubled debt restructurings (TDRs) excluding TDRs held for sale	$29,439	$50,278	$52,545	$52,353	$50,785	(41.4)		(42.0)
Accruing TDRs held for sale	14,842	-	-	-	-	-		-
Total accruing TDRs including TDRs held for sale	$44,281	$50,278	$52,545	$52,353	$50,785	(11.9)		(12.8)

Total nonperforming assets and accruing TDRs excluding nonaccrual
loans and TDRs held for sale	$52,725	$91,507	$92,746	$96,946	$103,320	(42.4)		(49.0)
Nonaccrual loans and TDRs held for sale	22,107	-	-	-	-	-		-
Total nonperforming assets and accruing TDRs including nonaccrual
loans and TDRs held for sale	$74,832	$91,507	$92,746	$96,946	$103,320	(18.2)		(27.6)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.	Page 10 of 13
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter	2nd quarter	1st quarter	4th quarter	3rd quarter	3Q 13		3Q 13
	2013	2013	2013	2012	2012	compared to		compared to
	(3Q 13)	(2Q 13)	(1Q 13)	(4Q 12)	(3Q 12)	2Q 13		3Q 12
CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.70%	10.60%	10.18%	9.95%	10.08%	10	bp	62	bp
Average tangible equity to average tangible assets (1)	9.33	9.23	8.86	8.69	8.81	10		52

Annualized net charge-offs to average loans	3.74	1.38	1.25	3.29	3.07	236		67

Allowance for credit losses as a percent of:
Period-end loans	1.57	2.01	2.00	2.04	1.60	(44)		(3)
Nonaccrual loans excluding nonaccrual loans held for sale	64.57	45.16	49.46	43.84	32.85	1,941		3,172
Nonaccrual loans including nonaccrual loans held for sale	45.63	45.16	49.46	43.84	32.85	47		1,278
Nonperforming assets excluding nonaccrual loans held for sale	48.53	38.14	39.14	35.86	24.66	1,039		2,387
Nonperforming assets including nonaccrual loans held for sale	36.99	38.14	39.14	35.86	24.66	(115)		1,233
Accruing TDRs excluding TDRs held for sale	38.39	31.27	29.95	30.54	25.51	712		1,288
Accruing TDRs including TDRs held for sale	25.52	31.27	29.95	30.54	25.51	(575)		1
Nonperforming assets and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	21.43	17.18	16.97	16.49	12.54	425		889
Nonperforming assets and accruing TDRs including nonaccrual loans and
TDRs held for sale	15.10	17.18	16.97	16.49	12.54	(208)		256

As a percent of total loans:
Nonaccrual loans excluding nonaccrual loans held for sale	2.44	4.45	4.05	4.65	4.88	(201)		(244)
Accruing TDRs excluding TDRs held for sale	4.10	6.43	6.69	6.67	6.29	(233)		(219)
Nonaccrual loans and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	6.53	10.88	10.74	11.31	11.17	(435)		(464)

As a percent of total loans+other real estate owned:
Nonperforming assets excluding nonaccrual loans held for sale	3.21	5.23	5.06	5.63	6.43	(202)		(322)
Nonperforming assets and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	7.28	11.60	11.68	12.23	12.65	(432)		(537)

As a percent of total assets:
Nonaccrual loans excluding nonaccrual loans held for sale	1.66	3.30	2.88	3.08	3.35	(164)		(169)
Nonaccrual loans including nonaccrual loans held for sale	2.36	3.30	2.88	3.08	3.35	(94)		(99)
Nonperforming assets excluding nonaccrual loans held for sale	2.21	3.91	3.64	3.76	4.46	(170)		(225)
Nonperforming assets including nonaccrual loans held for sale	2.91	3.91	3.64	3.76	4.46	(100)		(155)
Accruing TDRs excluding TDRs held for sale	2.80	4.77	4.76	4.41	4.31	(197)		(151)
Accruing TDRs including TDRs held for sale	4.21	4.77	4.76	4.41	4.31	(56)		(10)
Nonperforming assets and accruing TDRs excluding nonaccrual loans and
TDRs held for sale	5.01	8.68	8.40	8.18	8.77	(367)		(376)
Nonperforming assets and accruing TDRs including nonaccrual loans and
TDRs held for sale	7.12	8.68	8.40	8.18	8.77	(156)		(165)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.	Page 11 of 13
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						3Q 13	3Q 13
						compared to	compared to
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
INTEREST INCOME
Interest and fees on loans	$9,767	$10,142	$9,907	$10,193	$10,604	(3.7)%	(7.9)%
Interest and dividends on investment securities:
Taxable	357	568	643	666	685	(37.1)	(47.9)
Tax-exempt	5	4	5	12	22	25.0	(77.3)
Interest on federal funds sold	-	1	2	3	3	(100.0)	(100.0)
Interest on deposits with other banks	53	40	50	86	79	32.5	(32.9)
Total interest income	10,182	10,755	10,607	10,960	11,393	(5.3)	(10.6)

INTEREST EXPENSE
Interest on deposits	1,348	1,748	2,122	2,570	2,647	(22.9)	(49.1)
Interest on short-term borrowings	6	6	8	9	10	-	(40.0)
Interest on long-term debt	-	-	-	-	6	-	(100.0)
Total interest expense	1,354	1,754	2,130	2,579	2,663	(22.8)	(49.2)

NET INTEREST INCOME	8,828	9,001	8,477	8,381	8,730	(1.9)	1.1
Provision for credit losses	2,850	2,700	2,150	9,650	6,200	5.6	(54.0)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	5,978	6,301	6,327	(1,269)	2,530	(5.1)	136.3

NONINTEREST INCOME
Service charges on deposit accounts	600	600	572	653	628	-	(4.5)
Trust and investment fee income	401	393	390	365	410	2.0	(2.2)
Investment securities gains	-	913	-	-	278	(100.0)	(100.0)
Insurance agency commissions	2,724	2,633	2,813	2,292	2,427	3.5	12.2
Loss on termination of cash flow hedge	-	(1,306)	-	(1,339)	-	(100.0)	-
Loss on asset sale	(19,792)	-	-	-	-	-	-
Other noninterest income	1,067	729	715	635	258	46.4	313.6
Total noninterest income	(15,000)	3,962	4,490	2,606	4,001	(478.6)	(474.9)

NONINTEREST EXPENSE
Salaries and wages	4,420	4,307	4,283	4,240	4,386	2.6	0.8
Employee benefits	971	1,006	1,134	923	945	(3.5)	2.8
Occupancy expense	566	612	597	609	625	(7.5)	(9.4)
Furniture and equipment expense	275	243	250	235	265	13.2	3.8
Data processing	718	706	703	654	703	1.7	2.1
Directors' fees	86	55	121	107	131	56.4	(34.4)
Amortization of intangible assets	74	74	74	74	96	-	(22.9)
Insurance agency commissions expense	409	458	461	387	275	(10.7)	48.7
FDIC insurance premium expense	467	367	366	387	376	27.2	24.2
Write-downs of other real estate owned	37	56	672	251	224	(33.9)	(83.5)
Other noninterest expenses	1,763	1,875	1,830	1,818	1,683	(6.0)	4.8
Total noninterest expense	9,786	9,759	10,491	9,685	9,709	0.3	0.8

(Loss) income before income taxes	(18,808)	504	326	(8,348)	(3,178)	(3,831.7)	(491.8)
Income tax (benefit) expense	(7,416)	143	104	(3,274)	(1,357)	(5,286.0)	(446.5)

NET (LOSS) INCOME	$(11,392)	$361	$222	$(5,074)	$(1,821)	(3,255.7)	(525.6)

Weighted average shares outstanding - basic	8,461	8,461	8,458	8,457	8,457	-	-
Weighted average shares outstanding - diluted	8,472	8,465	8,458	8,457	8,457	0.1	0.2

Basic net (loss) income per common share	$(1.35)	$0.04	$0.03	$(0.60)	$(0.22)	(3,475.0)	(513.6)
Diluted net (loss) income per common share	(1.35)	0.04	0.03	(0.60)	(0.22)	(3,475.0)	(513.6)
Dividends paid per common share	-	-	-	-	-	-	-

Shore Bancshares, Inc.	Page 12 of 13
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											3Q 13	3Q 13
											compared to	compared to
	3Q 13		2Q 13		1Q 13		4Q 12		3Q 12		2Q 13	3Q 12
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$772,008	5.03%	$785,442	5.19%	$783,757	5.14%	$799,512	5.09%	$808,244	5.23%	(1.7)%	(4.5)%
Investment securities
Taxable	123,499	1.15	140,614	1.62	146,176	1.78	143,137	1.85	135,257	2.01	(12.2)	(8.7)
Tax-exempt	521	5.27	579	4.81	580	4.85	1,322	5.05	2,614	5.07	(10.0)	(80.1)
Federal funds sold	1,618	0.07	2,992	0.10	8,184	0.11	7,782	0.12	11,971	0.11	(45.9)	(86.5)
Interest-bearing deposits	95,422	0.22	75,847	0.21	106,058	0.19	156,832	0.22	150,170	0.21	25.8	(36.5)
Total earning assets	993,068	4.08%	1,005,474	4.30%	1,044,755	4.13%	1,108,585	3.94%	1,108,256	4.10%	(1.2)	(10.4)
Cash and due from banks	22,088		22,510		24,966		21,258		20,158		(1.9)	9.6
Other assets	65,001		66,967		69,185		67,596		69,921		(2.9)	(7.0)
Allowance for credit losses	(15,238)		(17,099)		(16,596)		(14,304)		(14,189)		(10.9)	7.4
Total assets	$1,064,919		$1,077,852		$1,122,310		$1,183,135		$1,184,146		(1.2)	(10.1)

Interest-bearing liabilities
Demand deposits	$172,143	0.16%	$162,589	0.15%	$173,714	0.17%	$169,398	0.18%	$167,423	0.18%	5.9	2.8
Money market and savings deposits (1)	207,162	0.12	225,117	0.67	244,182	0.97	281,593	1.21	279,003	1.19	(8.0)	(25.7)
Certificates of deposit $100,000 or more	198,495	1.23	203,641	1.32	216,288	1.39	231,232	1.40	238,624	1.46	(2.5)	(16.8)
Other time deposits	192,878	1.24	197,644	1.30	201,171	1.47	204,213	1.59	207,547	1.66	(2.4)	(7.1)
Interest-bearing deposits	770,678	0.69	788,991	0.89	835,355	1.03	886,436	1.15	892,597	1.18	(2.3)	(13.7)
Short-term borrowings	10,695	0.23	10,752	0.24	11,987	0.27	13,573	0.27	14,909	0.27	(0.5)	(28.3)
Long-term debt	-	-	-	-	-	-	-	-	455	4.58	-	(100.0)
Total interest-bearing liabilities	781,373	0.69%	799,743	0.88%	847,342	1.02%	900,009	1.14%	907,961	1.17%	(2.3)	(13.9)
Noninterest-bearing deposits	162,189		154,586		151,970		156,406		148,096		4.9	9.5
Accrued expenses and other liabilities	7,453		9,315		8,748		9,020		8,768		(20.0)	(15.0)
Stockholders' equity	113,904		114,208		114,250		117,700		119,321		(0.3)	(4.5)
Total liabilities and stockholders' equity	$1,064,919		$1,077,852		$1,122,310		$1,183,135		$1,184,146		(1.2)	(10.1)

Net interest spread		3.39%		3.42%		3.11%		2.80%		2.93%
Net interest margin		3.54%		3.60%		3.30%		3.02%		3.15%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $0 for the third quarter of 2013, $279 thousand for the second quarter of 2013, $416 thousand for the first quarter of 2013, $552 thousand for the fourth quarter of 2012 and $524 thousand for the third quarter of 2012. The interest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.	Page 13 of 13
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	09/30/2013	09/30/2012

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net (loss) income	$(11,392)	$361	$222	$(5,074)	$(1,821)	$(10,809)	$(4,564)
Net (loss) income - annualized (A)	$(45,197)	$1,448	$900	$(20,186)	$(7,244)	$(14,452)	$(6,096)

Net (loss) income, excluding net amortization of intangible assets	$(11,347)	$406	$267	$(5,029)	$(1,763)	$(10,675)	$(4,371)

Net (loss) income, excluding net amortization of intangible
assets - annualized (B)	$(45,018)	$1,628	$1,083	$(20,007)	$(7,014)	$(14,272)	$(5,839)

Average stockholders' equity (C)	$113,904	$114,208	$114,250	$117,700	$119,321	$114,120	$119,916
Less: Average goodwill and other intangible assets	(16,092)	(16,166)	(16,242)	(16,313)	(16,401)	(16,166)	(16,501)
Average tangible equity (D)	$97,812	$98,042	$98,008	$101,387	$102,920	$97,954	$103,415

Return on average equity (GAAP) (A)/(C)	(39.68)%	1.27%	0.79%	(17.15)%	(6.07)%	(12.66)%	(5.08)%
Return on average tangible equity (Non-GAAP) (B)/(D)	(46.03)%	1.66%	1.11%	(19.73)%	(6.82)%	(14.57)%	(5.65)%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$9,786	$9,759	$10,491	$9,685	$9,709	$30,036	$29,870
Less: Amortization of intangible assets	(74)	(74)	(74)	(74)	(96)	(222)	(318)
Other nonrecurring adjustments	-	49	-	-	-	49	-
Adjusted noninterest expense (F)	$9,712	$9,734	$10,417	$9,611	$9,613	$29,863	$29,552

Taxable-equivalent net interest income (G)	$8,852	$9,028	$8,504	$8,413	$8,769	$26,384	$27,089
Nonrecurring adjustment	-	(308)	-	-	-	(308)	-
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$8,852	$8,720	$8,504	$8,413	$8,769	$26,076	$27,089

Noninterest income (I)	$(15,000)	$3,962	$4,490	$2,606	$4,001	$(6,548)	$13,152
Less: Investment securities (gains)/losses	-	(913)	-	-	(278)	(913)	(278)
Other nonrecurring (gains)/losses	19,792	1,306	-	1,339	-	21,098	(217)
Adjusted noninterest income (J)	$4,792	$4,355	$4,490	$3,945	$3,723	$13,637	$12,657

Efficiency ratio (GAAP) (E)/(G)+(I)	(159.17)%	75.13%	80.74%	87.89%	76.03%	151.42%	74.23%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	71.18%	74.45%	80.17%	77.77%	76.95%	75.20%	74.35%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$102,001	$113,594	$114,348	$114,026	$118,163
Less: Goodwill and other intangible assets	(16,048)	(16,122)	(16,196)	(16,270)	(16,344)
Tangible equity (L)	$85,953	$97,472	$98,152	$97,756	$101,819

Shares outstanding (M)	8,461	8,461	8,461	8,457	8,457

Book value per common share (GAAP) (K)/(M)	$12.06	$13.43	$13.51	$13.48	$13.97
Tangible book value per common share (Non-GAAP) (L)/(M)	$10.16	$11.52	$11.60	$11.56	$12.04

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (N)	$113,904	$114,208	$114,250	$117,700	$119,321	$114,120	$119,916
Less: Average goodwill and other intangible assets	(16,092)	(16,166)	(16,242)	(16,313)	(16,401)	(16,166)	(16,501)
Average tangible equity (O)	$97,812	$98,042	$98,008	$101,387	$102,920	$97,954	$103,415

Average assets (P)	$1,064,919	$1,077,852	$1,122,310	$1,183,135	$1,184,146	$1,088,150	$1,169,158
Less: Average goodwill and other intangible assets	(16,092)	(16,166)	(16,242)	(16,313)	(16,401)	(16,166)	(16,501)
Average tangible assets (Q)	$1,048,827	$1,061,686	$1,106,068	$1,166,822	$1,167,745	$1,071,984	$1,152,657

Average equity/average assets (GAAP) (N)/(P)	10.70%	10.60%	10.18%	9.95%	10.08%	10.49%	10.26%
Average tangible equity/average tangible assets (Non-GAAP) (O)/(Q)	9.33%	9.23%	8.86%	8.69%	8.81%	9.14%	8.97%

Note 1: Management believes that reporting tangible equity and tangible assets approximates capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.